ACCOUNTS AND NOTES RECEIVABLE, NET - Accounts and notes receivable due (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Balance at beginning of the year	$ 10,194	¥ 70,970	¥ 73,656
Additional provision charged to expense	70	485	315
Write-off of accounts receivable	(521)	(3,627)	(3,001)
Balance at end of the year	$ 9,743	¥ 67,828	¥ 70,970